Supplement dated August 23, 2017 to the following:

First Symetra Spinnaker Plus Variable Annuity prospectus dated June 16, 1997, as supplemented
First Symetra Spinnaker Variable Annuity prospectus dated June 16, 1997, as supplemented

Effective September 1, 2017, the investment objective for the Pioneer Bond VCT Portfolio will change. Accordingly, the disclosure for the investment objective of Pioneer Bond VCT Portfolio is replaced with the following:

The portfolio seeks current income and total return.